                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, hereby constitutes and appoints each of ALLAN L.SCHUMAN and KENNETH A. IVERSON, signing singly, to be my attorney-in-fact with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 6,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of May, 1999.


                              /s/Les S. Biller
                              ----------------
                              Les S. Biller

                              /s/Jerry A. Grundhofer
                              ----------------------
                              Jerry A. Grundhofer

                              /s/James J. Howard
                              ------------------
                              James J. Howard

                              /s/William L. Jews
                              ------------------
                              William L. Jews

                              /s/Joel W. Johnson
                              ------------------
                              Joel W. Johnson

                              /s/Reuben F. Richards
                              ---------------------
                              Reuben F. Richards

                              /s/Richard L. Schall
                              --------------------
                              Richard L. Schall

                              /s/Roland Schulz
                              ----------------
                              Roland Schulz

                              /s/Hugo Uyterhoeven
                              -------------------
                              Hugo Uyterhoeven

                              /s/Albrecht Woeste
                              ------------------
                              Albrecht Woeste